STOCKHOLDERS' EQUITY	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
STOCKHOLDERS' EQUITY (DEFICIT) [Abstract]
STOCKHOLDERS' EQUITY (DEFICIT)
4.	STOCKHOLDERS' EQUITY (DEFICIT)

On March 7, 2014, the Company entered into subscription agreements with certain investors providing for the issuance and sale by the Company (the “Offering”) of 40,800,000 units (the “Units”) for an aggregate purchase price of $10,200,000.  Each Unit is comprised of one share of Common Stock, priced at $0.25 per share, and a warrant to purchase 0.50 shares of Common Stock at an exercise price of $0.3125 per share. The warrants are convertible into a total of 20,400,000 shares of Common Stock. Each warrant is exercisable for a period of five (5) years beginning on March 11, 2014, the date of the closing of the sale of the Units, is only exercisable for cash and is only exercisable if there is an effective registration statement registering the warrants and shares underlying the warrants. The Common Stock underlying these warrants were registered in the registration statement on Form S-1 (File No. 333-193053), which was declared effective by the Commission on February 14, 2014 and an additional registration statement on Form S-1 (File No. 333-194394).

The Company received net proceeds from the Offering of approximately $9,451,000 million. The net proceeds received by the Company from the Offering is being used for building additional sales and marketing infrastructure, clinical studies, working capital and general corporate purposes.

The Company conducted the Offering pursuant to a registration statement on Form S-1 (File No. 333-193053), which was declared effective by the Commission on February 14, 2014 and an additional registration statement on Form S-1 (File No. 333-194394) to register an additional amount of securities having a proposed maximum aggregate offering price of $2,762,500, which increased the total registered amount to $16,575,000 assuming the full cash exercise of the warrants for cash. The Company filed a final prospectus on March 7, 2014, disclosing the final terms of the Offering.

In connection with the Offering, on March 7, 2014, the Company entered into a placement agency agreement with Brean Capital, LLC pursuant to which Brean Capital, LLC agreed to act as the Company's exclusive placement agent (the “Placement Agent”) for the Offering and sale of the Units.

In connection with the successful completion of the Offering, the Placement Agent received an aggregate cash placement agent fee equal to 6% of the gross proceeds of the sale of the Units in the Offering, or $612,000, and a warrant to purchase 1,224,000 shares of Common Stock at an exercise price of $0.30 per share exercisable for five years from the effective date of the placement agency agreement (the “Placement Agent Warrant”). The Placement Agent Warrant contains piggy-back registration rights which expire on the fifth anniversary of the effective date of the registration statement. The Company has also agreed to reimburse the Placement Agent for actual out-of-pocket expenses up to a maximum of 2% of gross proceeds from the transaction. The Company also granted the Placement Agent a right of first refusal to participate in any subsequent offering or placement of its securities that takes place within twelve months following the effective date of the registration statement.

During the nine months ended September 30, 2014, the Company recorded non-cash stock dividends totaling $3,769,819 in connection with the issuance of 6,072.18 shares of Series B Preferred Stock and 135,303 shares of Series A Preferred Stock as stock dividends to its preferred shareholders.

During the nine months ended September 30, 2014, the Company incurred stock-based compensation expense due to the issuance of stock options, and amortization of unvested stock options. The aggregate expense for the nine months ended September 30, 2014 is approximately $150,000, of which approximately $130,000 was recorded in general and administrative expenses and approximately $20,000 was recorded as research and development expenses.

The summary of the stock option activity for the nine months ended September 30, 2014 is as follows:

		Weighted
		Average	Weighted
		Exercise Price	Average Remaining
	Shares	per Share	Life (Years)

Outstanding, January 1, 2014	47,923,642	$0.20	5.1
Granted	16,135,000	$0.20	9.1
Cancelled	(5,695,250)	$0.13	7.6
Exercised	(2,466,300)	$0.04	3.6
Expired	(51,809)	$0.83	—
Outstanding September 30, 2014	55,845,283	$0.21	6.3

The fair value of each stock option was estimated using the Black-Scholes pricing model which takes into account as of the grant date the exercise price (ranging from $0.195 to $0.274 per share) and expected life of the stock option (ranging from 5-10 years), the current price of the underlying stock and its expected volatility (approximately 28%), expected dividends on the stock (0%) and the risk free interest rate (0.8 to 2.1%) for the term of the stock option.

At September 30, 2014, the aggregate intrinsic value of options outstanding and currently exercisable amounted to approximately $3,552,000.

The summary of the status of the Company's non-vested options for the six months ended September 30, 2014 is as follows:

		Weighted
		Average
		Grant
		Date
	Shares	Fair Value

Non-vested, January 1, 2014	13,418,000	$0.034
Granted	16,135,000	$0.058
Cancelled	(4,861,250)	$0.033
Vested	(2,412,250)	$0.044

Non-vested, September 30, 2014	22,279,500	$0.051

As of September 30, 2014, the Company had approximately $159,000 of total unrecognized compensation cost related to stock options. In March 2014, the Board of Directors set aside a pool of 14,010,000 options to be awarded to the Company's employees if the Company achieves certain specific, predetermined milestones. The grant date fair value of these unvested options amounted to approximately $791,000. Due to the uncertainty over whether these options will vest, which only occurs if the Company meets the predetermined milestones, no charge for these options has been recorded in the consolidated statements of operations for the nine months ended September 30, 2014. The Company will evaluate on an ongoing basis the probability and likelihood of any of these performance milestones being achieved and will accrue charges as it becomes likely that they will be achieved.

As of September 30, 2014, the Company has the following warrants to purchase Common Stock outstanding:

Number of Shares	Warrant Exercise	Warrant
To be Purchased	Price per Share	Expiration Date

1,750,000	$0.1000	August 16, 2015
1,600,000	$0.1250	August 16, 2015
1,333,333	$0.1500	August 16, 2015
490,000	$0.1000	October 22, 2015
196,000	$0.1250	October 22, 2015
163,333	$0.1500	October 22, 2015
500,000	$0.1000	November 19, 2015
200,000	$0.1250	November 19, 2015
166,667	$0.1500	November 19, 2015
700,000	$0.1000	February 15, 2016
1,540,000	$0.1250	February 15, 2016
1,416,666	$0.1500	February 15, 2016
240,125	$1.2500	October 24, 2016
1,166,667	$0.1750	February 10, 2017
4,392,000	$0.1500	June 21, 2018
3,725,000	$0.1250	September 30, 2018
20,400,000	$0.3125	March 11, 2019
1,224,000	$0.3000	March 11, 2019
41,203,791

In addition, during the nine months ended September 30, 2014, the Company issued 1,123,033 shares of Common Stock valued at $180,100 to a vendor for consulting services, 2,466,300 options were exercised for 2,451,070 shares of Common Stock, and warrants to purchase 6,460,000 shares of Common Stock were exercised for 3,958,716 shares of Common Stock. On June 21, 2014, $1,098,000 in convertible notes matured. In accordance with the terms of the notes, the note holders were issued 9,486,720 shares of Common Stock which included 8,784,000 shares of Common Stock for payment of the convertible notes and 702,720 shares representing payment of interest accrued on the convertible notes. On September 30, 2014, $745,000 in convertible notes matured.

In accordance with the terms of the notes, the note holders were issued 8,046,000 shares of Common Stock, which included 7,450,000 share of Common Stock for payment of the convertible notes and 596,000 shares representing payment of interest accrued on the convertible notes.

In December 2011, the Company terminated a purchase agreement with Lincoln Park Capital Fund, LLC (“LPC”) and executed a new purchase agreement (the “New Purchase Agreement”), and a registration rights agreement with LPC. Under the New Purchase Agreement, LPC is obligated, under certain conditions, to purchase from the Company up to $8.5 million of its Common Stock, from time to time, over a thirty-two (32) month period.

Under the New Purchase Agreement, the Company had the right, but not the obligation, to direct LPC to purchase up to $8,500,000 of its Common Stock in amounts up to $50,000 as often as every two business days under certain conditions. The Company could also accelerate the amount of its Common Stock to be purchased under certain circumstances. No sales of Common Stock could occur at a purchase price below $0.10 per share or without a registration statement having been declared effective. The purchase price of the Common Stock was based on the market prices of the Company's Common Stock at the time of sale as computed under the New Purchase Agreement without any fixed discount. The Company had the right at any time at its sole discretion to terminate the New Purchase Agreement without fee, penalty or cost upon one business days' notice.

There was no up-front commitment fee paid to LPC for entering into the New Purchase Agreement. In the event the Company directs LPC to purchase up to $8,500,000 of its Common Stock, the Company would have been obligated to issue up to an additional 1,634,615 commitment fee shares of Common Stock on a pro rata basis. LPC could not assign any of its rights or obligations under the New Purchase Agreement.

During the nine months ended September 30, 2014, the Company received approximately $300,000 as proceeds from the sale of 2,425,709 shares of Common Stock per the terms of the New Purchase Agreement with LPC at an average price of approximately $0.124 per share of Common Stock. Per the terms of the New Purchase Agreement, the Company also issued an additional 57,690 shares of Common Stock as additional commitment fee shares.

The Company has not sold any shares of its Common Stock under the New Purchase Agreement since January 17, 2014. The New Purchase Agreement expired pursuant to its terms in August 2014. At the time of expiration, $2,400,000 remained unused under the new Purchase Agreement with LPC.

9. STOCKHOLDERS' EQUITY

Preferred Stock

Our certificate of incorporation authorizes the issuance of up to 100,000,000 shares of “blank check” preferred stock, with such designation rights and preferences as may be determined from time to time by the Board of Directors. We have designated 12,000,000 shares of Series A Preferred Stock and 200,000 shares of Series B Preferred Stock as described below. Subject to the rights of the holders of the Series A and Series B Preferred Stock, our Board of Directors is empowered, without stockholder approval, to issue up to 87,800,000 additional shares of preferred stock with dividend, liquidation, conversion, voting or other rights.

10% Series A Preferred Stock

Each share of Series A Preferred Stock has a stated value of $1.00, and is convertible at the holder's option into that number of shares of Common Stock equal to the stated value of such share of Series A Preferred Stock divided by an initial conversion price of $1.25. Upon the occurrence of a stock split, stock dividend, combination of the Common Stock into a smaller number of shares, issuance of any of shares of Common Stock or other securities by reclassification of the Common Stock, merger or sale of substantially all of the Company's assets, the conversion rate will be adjusted so that the conversion rights of the Series A Preferred Stock stockholders will be equivalent to the conversion rights of the Series A Preferred Stock stockholders prior to such event. In addition, in the event the Company sells shares of Common Stock (or the equivalent thereof) at a price of less than $1.25 per share, the conversion price of the shares of Series A Preferred Stock will be reduced to such lower price. In addition, in the event the Company sells shares of Common Stock (or the equivalent thereof) at a price of less than $2.00 per share, the exercise price of the warrants issued to the holders of the Series A Preferred Stock will be reduced to such lower price. As of the “Qualified Closing” of our Series B Preferred Stock private placement in August of 2008, these investors' agreed to a modification of their rights and pricing and gave up their anti-dilution protection – see Qualified Closing description in Series B Preferred Stock section.

Pursuant to agreements with the June 30, 2006 purchasers of Series A Preferred Stock that waived rights to anti-dilution price protection upon the completion of the Series B offering, the Company reduced the conversion price for these holders of Series A Preferred Stock from $1.25 per share of Common to prices ranging from $0.10 to $0.45 per share of Common. The June 30, 2006 purchasers of Series A Preferred Stock also received reductions in their corresponding warrant exercise prices from $2.00 per share of Common Stock to exercise prices ranging from $0.40 to $0.90 per share of Common Stock.

The Series A Preferred Stock bears a dividend of 10% per annum payable quarterly, at the Company's election in cash or additional shares of Series A Preferred Stock valued at the stated value thereof; provided, however, that the Company must pay the dividend in cash if an “Event of Default” as defined in the Certificate of Designation designating the Series A Preferred Stock has occurred and is then continuing. In addition, upon an Event of Default, the dividend rate increases to 20% per annum. An Event of Default includes, but is not limited to, the following:

•	the occurrence of “Non-Registration Events”;
•	an uncured breach by the Company of any material covenant, term or condition in the Certificate of Designation or any of the related transaction documents; and
•	any money judgment or similar final process being filed against the Company for more than $100,000.

In the event of the Company's dissolution, liquidation or winding up, the holders of the Series A Preferred Stock will receive, in priority over the holders of Common Stock, a liquidation preference equal to the stated value of such shares plus accrued dividends thereon.

The Series A Preferred Stock is not redeemable at the option of the holder but may be redeemed by the Company at its option following the third anniversary of the issuance of the Series A Preferred Stock for 120% of the stated value thereof plus any accrued but unpaid dividends upon 30 days' prior written notice, during which time the Series A Preferred Stock may be converted, provided a registration statement is effective under the Securities Act with respect to the Common Stock into which such Preferred is convertible and an Event of Default is not then continuing.

Holders of Series A Preferred Stock do not have the right to vote on matters submitted to the holders of Common Stock.

The registration rights provided for in the subscription agreements entered into with the purchasers of the Series A Preferred Stock: 1) required that the Company file a registration statement with the SEC on or before 120 days from the closing to register the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and exercise of the warrants, and cause such registration statement to be effective within 240 days following the closing; and 2) entitles each of these investors to liquidated damages in an amount equal to two percent (2%) of the purchase price of the Series A Preferred Stock if the Company fails to timely file that registration statement with, or have it declared effective by, the SEC.

The transaction documents entered into with the purchasers of the Series A Preferred Stock also provide for various penalties and fees for breaches or failures to comply with provisions of those documents, such as the timely payment of dividends, delivery of stock certificates upon conversion of the Series A Preferred Stock or exercise of the warrants, and obtaining and maintaining an effective registration statement with respect to the shares of Common Stock underlying the Series A Preferred Stock and warrants sold in the offering.

The Company has recorded non-cash stock dividends in connection with the issuance of Series A Preferred Stock as a stock dividend to its preferred shareholders as of December 31, 2013. Prior to February 26, 2007 and after May 7, 2007, the dividend rate is 10% per annum. Effective February 26, 2007 due to the Company's failure to have the registration statement it filed declared effective by the Commission within the time required under agreements with the June 30, 2006 purchasers of the Series A Preferred Stock (i) dividends on the shares of Series A Preferred Stock issued to those purchasers were required to be paid in cash, (ii) the dividend rate increased from 10% per annum to 20% per annum, and (iii) such purchasers were entitled to liquidated damages of 2% of their principal investment payable in cash per 30 day period until the registration statement was declared effective. In connection with such cash dividend and penalty obligations, as modified by the Settlement Agreement described below, the Company's financial statements for the year ending December 31, 2007 also reflect an aggregate charge of $361,495. On May 7, 2007 the Company's registration statement filed in connection with the Company's obligations to the June 30, 2006 purchasers of its Series A Preferred Stock was declared effective by the Commission.

Pursuant to a settlement agreement entered into in August 2007 with the June 30, 2006 purchasers of the Series A Preferred Stock, cash dividends stopped accruing on the Series A Preferred Stock effective on the date the Company's registration statement was declared effective (May 7, 2007) and all cash dividends and penalties due through that date were paid with additional shares of Series A Preferred Stock at its stated value of $1.00 per share in lieu of cash. The settlement did not result in a gain or loss on extinguishment of debt for the year ended December 31, 2007. Additionally, as part of the settlement, the dividend rate on the Series A Preferred Stock issued to these purchasers was reset to 10% effective as of May 7, 2007.

During the years ended December 31, 2013 and 2012, the Company issued 165,502 and 150,008 shares of Series A Preferred Stock respectively as payment of stock dividends at the stated value of $1.00 per share. The fair value of the non-cash stock dividends for the years ended December 31, 2013 and 2012 amounted to $16,601 and $17,482, respectively.

Determination of Stock Dividend Fair Value

Effective January 1, 2010 the Company has changed its basis for estimating the fair value of the preferred stock dividends from the underlying conversion prices of the Series A and Series B Preferred Stock, to a five day volume weighted average price of actual closing market prices for the Company's Common Stock.

Common Stock

We are authorized to issue up to 800,000,000 shares of common stock with a par value of $0.001 per share of common (“Common Stock”).

In May 2010, the Company executed a purchase agreement, or the Purchase Agreement, and a registration rights agreement, or the Registration Rights Agreement, with Lincoln Park Capital Fund, LLC (“LPC”). Under the Purchase Agreement, LPC is obligated, under certain conditions, to purchase from the Company up to $6 million of our Common Stock, from time to time over a 750 day (twenty-five (25) monthly) period.

The Company has the right, but not the obligation, to direct LPC to purchase up to $6,000,000 of its Common Stock in amounts up to $50,000 as often as every two business days under certain conditions. The Company can also accelerate the amount of its common stock to be purchased under certain circumstances. No sales of shares may occur at a purchase price below $0.10 per share or without a registration statement having been declared effective. The purchase price of the shares will be based on the market prices of our shares at the time of sale as computed under the Purchase Agreement without any fixed discount. The Company may at any time at its sole discretion terminate the Purchase Agreement without fee, penalty or cost upon one business days' notice.

The Company issued 1,153,846 shares of our Common Stock to LPC as a commitment fee for entering into the agreement, and is obligated to issue up to an additional 1,153,846 shares pro rata as LPC purchases up to $6,000,000 of its Common Stock as directed by the Company. LPC may not assign any of its rights or obligations under the Purchase Agreement. During the years ended December 31, 2013 and 2012 the Company issued a total of 21,015,170 and 28,460,908 shares of Common Stock, which includes the commitment shares per the terms of the Purchase Agreement with LPC at an average price of approximately $0.112 and $0.129 per share of Common respectively. The fair value of the Commitment shares has been recorded as a cost of raising capital.

In December 2011, the Company terminated the Purchase Agreement and executed a new purchase agreement, or the New Purchase Agreement, and a registration rights agreement, or the New Registration Rights Agreement, with Lincoln Park Capital Fund, LLC (“LPC”). Under the New Purchase Agreement, LPC is obligated, under certain conditions, to purchase from the Company up to $8.5 million of our Common Stock, from time to time over a thirty-two (32) month) period.

The Company has the right, but not the obligation, to direct LPC to purchase up to $8,500,000 of its Common Stock in amounts up to $50,000 as often as every two business days under certain conditions. The Company can also accelerate the amount of its common stock to be purchased under certain circumstances. No sales of shares may occur at a purchase price below $0.10 per share or without a registration statement having been declared effective. The purchase price of the shares will be based on the market prices of our shares at the time of sale as computed under the Purchase Agreement without any fixed discount. The Company may at any time at its sole discretion terminate the Purchase Agreement without fee, penalty or cost upon one business days' notice.

There was no up-front commitment fee paid to LPC for entering into the new agreement, however the Company is obligated to issue up to an additional 1,634,615 shares pro rata as LPC purchases up to $8,500,000 of its Common Stock as directed by the Company. LPC may not assign any of its rights or obligations under the Purchase Agreement.

Stock Option Plans

As of December 31, 2013, the Company had a Long Term Incentive Plan (“2006 Plan”) to attract, retain, and provide incentives to employees, officers, directors, and consultants. The Plan generally provides for the granting of stock, stock options, stock appreciation rights, restricted shares, or any combination of the foregoing to eligible participants.

A total of 40,000,000 shares of common stock are reserved for issuance under the 2006 Plan. As of December 31, 2013 there were outstanding options to purchase approximately 38,469,000 shares of common stock reserved under the plan. Additionally, as of December 31, 2013 there were options to purchase approximately 9,455,000  shares of Common Stock that were issued outside of the 2006 Plan. The Company may increase the shares in the 2006 Plan as needed to maintain the pool with 15% of the shares outstanding on a fully diluted basis.

The 2006 Plan as well as grants issued outside of the Plan are administered by the Board of Directors. The Board is authorized to select from among eligible employees, directors, advisors and consultants those individuals to whom incentives are to be granted and to determine the number of shares to be subject to, and the terms and conditions of the options. The Board is also authorized to prescribe, amend and rescind terms relating to options granted under the Plans. Generally, the interpretation and construction of any provision of the Plans or any options granted hereunder is within the discretion of the Board.

The Plan provides that options may or may not be Incentive Stock Options (ISOs) within the meaning of Section 422 of the Internal Revenue Code. Only employees of the Company are eligible to receive ISOs, while employees and non-employee directors, advisors and consultants are eligible to receive options, which are not ISOs, i.e. “Non-Qualified Options.” Because the Company has not yet obtained shareholder approval of the 2006 Plan, all options granted thereunder to date are “Non-Qualified Options” and until such shareholder approval is obtained, all future options issued under the 2006 Plan will also be “Non-Qualified Options.”

Stock-based Compensation

Total share-based employee, director, and consultant compensation for the years ended December 31, 2013 and 2012 amounted to approximately $456,900 and $63,100 respectively. These amounts are included in the statement of operations under the captions research and development ($112,500 and $13,200) and general and administrative ($344,400 and $49,900), respectively.

The summary of the stock option activity for the years ended December 31, 2013 and 2012 is as follows:

			Weighted
		Weighted	Average
		Average	Remaining
		Exercise	Contractual
	Shares	per Share	Life (Years)
Outstanding January 1, 2012	39,833,438	$0.39	7.2
Granted	1,968,000	$0.15	6.9
Cancelled	(4,640,000)	$0.14	—
Expired	(190,783)	$34.72	—
Exercised	(303,039)	$0.04	—
Outstanding, December 31, 2012	36,667,616	$0.23	6.1
Granted	14,076,000	$0.11	5.5
Cancelled	(2,235,000)	$0.12	—
Expired	(28,237)	$7.71	—
Exercised	(556,737)	$0.04	—
Outstanding, December 31, 2013	47,923,642	$0.20	5.1

The fair value of each stock option was estimated using the Black Scholes pricing model which takes into account as of the grant date the exercise price (ranging from $0.106 to $0.165 per share) and expected life of the stock option (ranging from 5 to 10 years), the current price of the underlying stock and its expected volatility (approximately 28 percent), expected dividends (-0- percent) on the stock and the risk free interest rate (.75 to 1.89 percent) for the term of the stock option.

The weighted-average grant date fair value for options granted during the years ended December 31, 2013 and 2012 amounted to approximately $0.03 and $0.04 per share, respectively. As of December 31, 2013 the Company's outstanding options had exercise prices ranging from $0.04 to $21.57 per share of Common Stock.

At December 31, 2013, the aggregate intrinsic value of options outstanding and options currently exercisable amounted to approximately $1,194,000. As of December 31, 2013, the Company had options currently exercisable into an aggregate total of 34,505,642 shares of common stock which have a weighted average exercise price of $0.23 per share.

The summary of the status of the Company's non-vested options for the year ended December 31, 2013 is as follows:

		Weighted
		Average
		Grant Date
	Shares	Fair Value
Non-vested, December 31, 2012	7,394,000	$0.050
Granted	14,076,000	0.035
Cancelled	(2,035,000)	0.056
Vested	(6,017,000)	0.048
Non-vested, December 31, 2013	13,418,000	$0.034

As of December 31, 2013, there was approximately $86,000 of total unrecognized compensation cost related to stock options. In 2013, the Board of Directors has set aside a pool of 9,544,000 options to be awarded to the Company's employees if the Company achieves certain specific, predetermined milestones. The grant date fair value of the 9,544,000 options was $263,650. Management has calculated the expense associated with options estimated to be awarded and has included the expense of $141,825 in the 2013 financial statements. The Company will adjust this estimate to actual when the awards are finalized and approved by the Board of Directors.

The Company has reserved a separate pool of 15.6 million shares of restricted stock that may be issued to employees and directors as part of a long term incentive plan tied to corporate objectives.

As of December 31, 2013, the Company has the following warrants to purchase common stock outstanding:

Number of Shares	Warrant Exercise	Warrant
To be Purchased	Price per Share	Expiration Date
397,825	$0.0362	September 30, 2014
1,750,000	$0.10	August 16, 2015
1,600,000	$0.125	August 16, 2015
1,333,333	$0.15	August 16, 2015
490,000	$0.10	October 22, 2015
196,000	$0.125	October 22, 2015
163,333	$0.15	October 22, 2015
625,000	$0.10	November 2, 2015
250,000	$0.125	November 2, 2015
208,334	$0.15	November 2, 2015
500,000	$0.10	November 19, 2015
200,000	$0.125	November 19, 2015
166,667	$0.15	November 19, 2015
5,000,000	$0.10	February 15, 2016
2,200,000	$0.125	February 15, 2016
1,833,333	$0.15	February 15, 2016
240,125	$1.25	October 24, 2016
1,166,667	$0.175	February 15, 2017
4,392,000	$0.150	June 21, 2018
3,725,000	$0.126	September 30, 2018
26,437,617